UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2010

TREE TOP INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-10210	83-0250943
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

511 Sixth Avenue, Suite 800, New York, NY	10011

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 261-3728

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On August 24, 2010, Chisholm, Bierwolf, Nilson & Morrill, LLC (“CBNM”) notified Tree Top Industries, Inc. (the “Company”) that effective as of that date, CBNM was not going to stand for re-election as its independent auditor.   Effective the same date, the Company appointed Mark Bailey & Company, Ltd. as its new independent auditor and that decision was approved by the Company's Board of Directors.

CBNM issued its auditor’s report on the Company's financial statements for the years ended December 31, 2009 and 2008, both of which included an explanatory paragraph as to the Company’s ability to continue as a going concern.

Other than the going concern uncertainty described above, CBNM’s audit report on the Company’s financial statements for the years ended December 31, 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2009 and 2008 and the subsequent interim periods through August 24, 2010, the date of resignation of CBNM, there were no disagreements with CBNM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to CBNM’s satisfaction, would have caused CBNM to make reference to the subject matter of the disagreements in connection with their report on the Company’s consolidated financial statements for such years.  Furthermore, there were no reportable events, as defined in Item 304(a)(l)(v) of Regulation S-K.

The Company provided CBNM with a copy of the disclosure in the preceding two paragraphs and requested in writing that CBNM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. CBNM provided a letter, dated August 24, 2010, stating its agreement with such statements, which is included as Exhibit 16.1 to this Form 8-K.

During the year ended December 31, 2009 and through the date of the Board of Directors’ decision, the Company did not consult Mark Bailey & Company, Ltd. with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1
A letter from the Company's former independent accountant regarding its concurrence with the statements made by the Company in this current report concerning its resignation as the registrant's principal accountant addressed to the Securities and Exchange Commission stating, dated August 24, 2010.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TREE TOP INDUSTRIES, INC.

Date: August 24, 2010	By:	/s/ David Reichman
David Reichman, CEO and Chairman of the Board